Pacer Trendpilot™ 750 ETF Trading Symbol: PTLC Listed on BATS Exchange, Inc. Summary Prospectus June 11, 2015 www.paceretfs.com

Before you invest, you may want to review the Pacer Trendpilot™ 750 ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated June 10, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.paceretfs.com/media/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Trendpilot 750 ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Wilshire US Large-Cap Trendpilot Index (the “Index”).

Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.60%
* Estimated for the current fiscal year.

Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$61	$192

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).

The Index
The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the Wilshire US Large-Cap® Index (the “Wilshire Large-Cap”), (ii) 50% to the Wilshire Large-Cap and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Wilshire US Large-Cap Total Return Index™ (“Wilshire Large-Cap TR”) and its 200-business day historical simple moving average (the “200-day moving average”). The Wilshire Large-Cap TR is a total return version of the Wilshire Large-Cap and reflects the reinvestment of dividends paid by the securities in the Wilshire Large-Cap.

The Wilshire Large-Cap is a rules-based, float-adjusted, market capitalization-weighted index comprised of approximately 750 of the largest companies in the Wilshire 5000 Total Market Index™ (the “Wilshire 5000”). The Wilshire 5000 is an unmanaged, market capitalization-weighted index that measures the performance of all equity securities of U.S. headquartered issuers with readily available price data.

The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective on the second business day after the indicator for the change is triggered.

Equity Indicator. When the Wilshire Large-Cap TR closes above its 200-day moving average for five consecutive business days (the “Equity Indicator”), the exposure of the Index will be 100% to the Wilshire Large-Cap, effective on the second business following the date of the Equity Indicator.

50/50 Indicator. When the Wilshire Large-Cap TR closes below its 200-day moving average for five consecutive business days (the “50/50 Indicator”), the exposure of the Index will be 50% to the Wilshire Large-Cap and 50% to 3-Month US Treasury bills, effective on the second business day following the date of the 50/50 Indicator. Following the effectiveness of the 50/50 Indicator, the exposure of the Index may be greater than or less than 50% with respect to the Wilshire Large-Cap and 3-Month US Treasury bills depending on their respective performance until either the Equity Indicator or T-Bill Indicator (described below) is triggered.

Once the 50/50 Indicator has been triggered, the exposure of the Index will next change to either be 100% to the Wilshire Large-Cap if the Equity Indicator is triggered or 100% to 3-Month US Treasury bills if the T-Bill Indicator (described below) is triggered, effective on the second business day following the date of the indicator.

T-Bill Indicator.When the Wilshire Large-Cap TR’s 200-day moving average closes lower than its value from five business days earlier (the “T-Bill Indicator”), the exposure of the Index will be 100% to 3-Month US Treasury bills, effective on the second business day following the date of the T-Bill Indicator.

For example, if today is Wednesday and the Wilshire Large-Cap TR’s 200-day moving average closes lower than it did on the fifth preceding business day (Wednesday of the preceding week), the T-Bill Indicator is triggered. Unlike the operation of the Equity Indicator and 50/50 Indicator, the closing values on the days in between today and the fifth preceding business day do not affect whether the T-Bill Indicator has been triggered; rather, the T-Bill Indicator simply compares today’s closing value to the closing value five business days earlier.

Once the T-Bill Indicator has been triggered, the exposure of the Index will next change to be 100% to the Wilshire Large-Cap if the Equity Indicator is triggered, effective on the second business day following the date of the indicator. Once the T-Bill Indicator has been triggered, the Index will not return to its 50/50 position unless the Equity Indicator is first triggered, followed by the 50/50 Indicator being triggered.

The Index aims to mitigate, to some extent, the volatility of the Wilshire Large-Cap by tracking 3-Month US Treasury bills (instead of the Wilshire Large-Cap) when the Wilshire Large-Cap TR is in a negative trend.

The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

The Fund may also invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index.

The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Risk Information about the Fund.”

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Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund’s investments may be concentrated accordingly. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a Fund that invests in securities of companies in a broader range of industries.

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Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

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Fixed Income Risk. The value of the Fund’s direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of the Fund’s direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

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Government Obligations Risk. The Fund may invest in securities issued by the U.S. government. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

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High Portfolio Turnover Risk. At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

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Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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New Fund Risk. The Fund is new with no operating history. As a result, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Index than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in Fund shares.

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Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

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Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in, the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

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Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The price of Fund shares, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index.

In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s net asset value than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks may be greater.

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Trend Lag Risk. At least six consecutive trading days will elapse after the Wilshire Large-Cap TR first drops below its historical 200-day simple moving average (or conversely, first moves above such average) before the Index will switch from tracking the Wilshire Large-Cap to 3-Month US Treasury bills (or conversely, from 3-Month US Treasury bills to the Wilshire Large-Cap). As a result, if the Wilshire Large-Cap TR is in a positive trend, the Index and consequently the Fund may be adversely affected by a downward trend and/or volatility in the Wilshire Large-Cap TR for up to six consecutive trading days (or conversely, if the Wilshire Large-Cap TR is in an overall negative trend, the Index and consequently the Fund may not benefit from an upward trend and/or volatility in the Wilshire Large-Cap TR for up to six consecutive trading days). Accordingly, the strategy employed by the Index does not eliminate exposure to volatility in the Wilshire Large-Cap TR.

Fund Performance
The Fund is new and therefore does not have a performance history.

Management

Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Michael Mack, Investment Analyst for the Adviser, have primary responsibility for the day-to-day management of the Fund and have served as Fund portfolio managers since the Fund’s inception. Sean O’Hara, Director of the Adviser, has also served as a portfolio manager for the Fund since its inception.

Buying and Selling Fund Shares
The Fund is an exchange traded fund (“ETF”). This means that shares of the Fund are listed on a national securities exchange, such as BATS Exchange, Inc., and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only institutions or large investors may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.